Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Nephros, Inc. (the “Company”) for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Paul A. Mieyal, the acting Chief Executive Officer of Nephros, Inc. and Gerald J. Kochanski, the Chief Financial Officer of Nephros, Inc., each certifies that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Paul A. Mieyal
Name: Paul A. Mieyal
Title: Acting Chief Executive Officer (Principal Executive Officer)
Dated: November 14, 2011

By:	/s/ Gerald J. Kochanski
Name: Gerald J. Kochanski
Title: Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: November 14, 2011